UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2008

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware		75-2880496
(State or other jurisdiction of	Commission	(IRS Employer
incorporation or organization)	File No.: 001-33182	Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006
(Address of principal executive offices and zip code)

(214) 390-1831
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01               Other Events.

On November 5, 2008, the Company issued a press release announcing that it has retained Houlihan Lokey to assist the Company’s board of directors in an analysis and consideration of a broad range of possible strategic alternatives to enhance shareholder value.  A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press Release issued by Heelys, Inc., on November 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heelys, Inc.

Date: November 5, 2008	By:	/s/ Donald K. Carroll
Donald K. Carroll
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Heelys, Inc., on November 5, 2008